Exhibit 10.19
AMENDMENT NO. 1
TO
REGISTRATION RIGHTS AGREEMENT
THIS AMENDMENT to the Registration Rights Agreement dated as of January 12, 2007 by and among Kreido Biofuels, Inc., a Nevada corporation (the “Company”), and the parties set forth on the signature pages and Exhibit A thereto “(Purchasers”) is made and entered into effective as of June 14, 2007 by the Company and the Majority Holders.
WHEREAS, the Company and the Majority Holders desire to amend the Registration Rights Agreement to extend the date on which liquidated damages accrue under Section 3(e)(ii)(A) of said Agreement.
NOW, THEREFORE, in consideration of the mutual covenants herein-contained and for other good and valuable consideration the receipt and sufficiency is hereby acknowledged, the parties hereto hereby agree as follows:
1. Amended Certain Definitions. Section 1. Certain Definitions, of the Agreement is hereby amended as follows: The definition of “Registration Default Date” is hereby deleted and is replaced and superseded with the following:
“Registration Default Date” means the date that is 90 days after the Registration Filing Date; provided, however, that if the Registration Statement is subject to review by the Commission, then such date shall be the date that is 135 days following the Registration Filing Date.
2. Registration. Section 3(e)(ii)(A) is hereby amended by deleting “5%” and inserting in its place “6%”.
3. Miscellaneous
     (a) Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement.
     (b) This Amendment may be signed in multiple counterparts, each of which shall be deemed an original and together one and the same instrument. Facsimile and electronic signatures shall be binding and effective in all respects.
     (c) Except as otherwise provided herein, the original Agreement shall continue in full force and effect as amended hereby.
     (d) This Amendment shall be effective upon attachment hereto of executed signature pages of Holders constituting the Majority Holders and of the Company.
     IN WITNESS WHEREOF, this Amendment to Registration Rights Agreement is made and entered into in Camarillo California.

KREIDO BIOFUELS, INC. a Nevada corporation

Joel Balbien, President and Chief Executive Officer

HOLDER:

Name (please print)

Signature